Exhibit 10.1

AMENDMENT #2

This Amendment #2 (this “Amendment”) is entered into as of August 8, 2017 by and between Iconic Holdings, LLC (the “Holder”), and HealthLynked Corp., a Nevada corporation (the “Company”) in order to amend that certain Convertible Promissory Notes issued by the Company to the Holder in the original principal amounts of $550,000 dated July 7, 2016 (“Note 1”) and $50,000 dated July 11, 2016 (“Note 2”, and together with Note 1, the “Notes”) and the first amendment dated February 10, 2017. Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Notes.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Maturity Date. The Company and the Holder agree to extend the Maturity Date of Note 1 t July 11, 2018. In addition, the Maturity Date of Note 2 shall be extended to July 7, 2018. (the “Amended Maturity Dates”).

2.       Consideration for this Amendment. In consideration for entering into this Amendment, the Company agrees to issue to the Holder 1,000,000 5 year cashless warrants, exercisable at $.30 (the “Maturity Date Consideration”).

3.       Extension of the Maturity Date. The Company may request that the Amended Maturity Date be extended for an additional twelve months, provided that the Company obtain written consent from the Holder and issue to the Holder an additional 1,000,000 5 year cashless warrants, exercisable at $.30 (the “Extension Fee”). For the avoidance of doubt, no extension of the Maturity Date shall be effective unless and until Holder has received the Extension Fee applicable to such extension of the Maturity Date.

4.       Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Amendment, the Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Amendment shall not be effective or binding unless and until it is fully executed and delivered by Holder and Company. If there is any conflict between the terms of this Amendment, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Amendment shall prevail.

5.       Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Amendment to be given to Company or Holder shall be given as set forth in the “Notices” section of the Notes.

[Signature Page to Follow.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

COMPANY:

HEALTHLYNKED CORP.

By:

Name:

Title:

HOLDER:

ICONIC HOLDINGS, LLC

By:

Name:

Title:

[Signature Page to Amendment #2]